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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 13, 2002





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                333-76246              41-1808858
----------------------------      -------------          ---------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
        of Incorporation)          File Number)           Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000

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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

     On or about June 27, 2002, the Registrant expects to cause the issuance and sale of Home Equity Loan Pass-Through Certificates, Series 2002-HS2 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and JP Morgan, as Trustee.

        In connection with the expected sale of the Certificates by Credit Suisse First Boston and Residential Funding Securities Corporation (the
"Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain collateral information (the "Collateral Term Sheets") with respect to the mortgage loans underlying the proposed offering of the Certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

        The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements.
        --------------------

        Not applicable.

(b)     Pro Forma Financial Information.
        -------------------------------

        Not applicable.

(c)     Exhibits:
        --------

                             ITEM 601(A) OF
                             REGULATION S-K
        EXHIBIT NO.          EXHIBIT NO.           DESCRIPTION
        -----------          -----------           -----------
               1                    99             Collateral Term Sheets

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By/s/ Lisa Lundsten
                                            Name: Lisa Lundsten
                                            Title: Vice President



Dated:  June 13, 2002

                                  Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description          Page

1                 99              Collateral Term    Electronically
                                        Sheets